SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2003
                                                           ------------


                              NOBILITY HOMES, INC.
             (Exact name of registrant as specified in its charter)


           Florida                     000-06506                 59-1166102
           -------                     ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File No.)            Identification No.)


3741 S W 7th Street
Ocala, Florida                                                 34478
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number including area code:   (352) 732-5157


          (Former name or former address, if changed since last report)




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ITEM 12. Results of Operation and Financial Condition
         --------------------------------------------

         On June 5, 2003, Nobility Homes, Inc. issued a release regarding earnings for the second quarter of 2003. The text of the press release is attached as Exhibit 99 and is being furnished pursuant to Item 12 of Form 8-K (Results of Operation and Financial Condition).








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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NOBILITY HOMES, INC.


June 10, 2003                           By:     /s/ Lynn J. Cramer, Jr.
                                           -------------------------------------
                                             Lynn J. Cramer, Jr., Treasurer
                                             and Principal Accounting Officer




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





                                  EXHIBIT INDEX


No.                  Description of Exhibit

99                      Press Release








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